Exhibit 25.1
                                        Statement of Eligibility of Note Trustee


                                    FORM T-1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             CHECK IF AN APPLICATION
                TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2) |_|

                           --------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           --------------------------

                         ME PORTFOLIO MANAGEMENT LIMITED
                              (ABN 79 005 964 134)
               (Exact name of obligor as specified in its charter)

Victoria, Australia                                          Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no,)

Level 16, 360 Collins Street, Melbourne, VIC.
Australia                                                    3000
(Address of principal executive offices)                     (Zip code)



                           --------------------------



                       Mortgage Backed Floating Rate Notes
                       (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:


      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
            Name                                  Address
--------------------------------------------------------------------------------

Superintendent of Banks of the State of   One State Street, New York, N.Y.
New York                                  10004-1417, and Albany, N.Y.
                                          12223

Federal Reserve Bank of New York          33 Liberty Street, New York, N.Y.
                                          10045

Federal Deposit Insurance Corporation     Washington, D.C. 20429

New York Clearing House Association       New York, New York 10005


      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. Yes.

2. AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. None.

16. LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

            1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit I to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)



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            4.    A copy of the existing By-laws of the Trustee. (Exhibit 4 to
                  Form T-1 filed with Registration Statement No. 333-121195.)

            6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

            7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.







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                                   SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of March, 2007.

                                                THE BANK OF NEW YORK

                                                By: /s/ Edward R. Bauzyk
                                                   -----------------------------
                                                   Name: Edward R. Bauzyk
                                                   Title: Vice President


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                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
ASSETS                                                           In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin ................................................       $3,375,000
  Interest-bearing balances .................................       11,937,000
Securities:
  Held-to-maturity securities ...............................        1,729,000
  Available-for-sale securities .............................       17,670,000
Federal funds sold and securities purchased
  under agreements to resell
  Federal funds sold in domestic offices ....................        3,953,000
  Securities purchased under agreements to
  resell ....................................................          162,000
Loans and lease financing receivables:
  Loans and leases held for sale ............................                0
  Loans and leases, net of unearned
    income ..................................................        3,730,000
  LESS: AIlowance for loan and
    lease losses ............................................          286,000
  Loans and leases, net of unearned
    income and allowance ....................................       30,444,000
 Trading assets ..............................................       5,047,000
Premises and fixed assets (including
  capitalized leases) .......................................          830,000
 Other real estate owned .....................................           1,000
 Investments in unconsolidated subsidiaries
  and associated companies ..................................          292,000
 Not applicable
 Intangible assets:
  Goodwill ..................................................        2,747,000
  Other intangible assets ...................................          981,000


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Other assets ................................................        6,814,000
                                                                --------------
Total assets ................................................      $85,987,000
                                                                ==============

LIABILITIES
Deposits:
  In domestic offices .......................................      $30,000,000
  Noninterest-bearing .......................................       19,293,000
  Interest-bearing ..........................................       10,707,000
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs ..................................       33,219,000
  Noninterest-bearing .......................................          472,000
  Interest-bearing ..........................................       32,747,000
Federal funds purchased and securities sold
    under agreements to repurchase
  Federal funds purchased in domestic
   offices ..................................................          671,000
  Securities sold under agreements to
   repurchase ...............................................          185,000
Trading liabilities .........................................        2,479,000
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases) .....................        2,076,000
Not applicable
Not applicable
Subordinated notes and debentures ...........................        1,955,000
Other liabilities ...........................................        6,527,000

Total liabilities ...........................................      $77,112,000
                                                                ==============

Minority interest in consolidated
  subsidiaries ..............................................          144,000

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus ...................................................                0
Common stock ................................................        1,135,000
Surplus (exclude all surplus related to
  preferred stock) ..........................................        2,134,000
Retained earnings ...........................................        5,769,000
Accumulated other comprehensive income ......................         -307,000
Other equity capital components .............................                0
Total equity capital ........................................        8,737,000
                                                                --------------

Total liabilities, minority interest, and equity capital ....      $85,987,000
                                                                ==============


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      I, Thomas J. Mastro, Executive Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.



                                                               Thomas J. Mastro,
                                        Executive Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi       |
Gerald L. Hassell     |   Directors


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